UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  February 2, 2005


                     American Airlines, Inc.
     (Exact name of registrant as specified in its charter)


         Delaware                   1-2691               13-1502798
 (State of Incorporation) (Commission File Number)     (IRS Employer
                                                     Identification No.)


4333 Amon Carter Blvd.   Fort Worth, Texas              76155
 (Address of principal executive offices)            (Zip Code)


                         (817) 963-1234
                (Registrant's telephone number)



   (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






Item 1.01  Entry into a Material Definitive Agreement

AMR Corporation's Compensation Committee has approved the 2005 Annual Incentive Plan for American Airlines, Inc. ("American")(the "AIP"). All employees of American are eligible to participate in the AIP (including American's executive officers, some of whom are officers of AMR Corporation). The AIP is American's annual bonus plan and provides for the payment of awards in the event certain financial and/or customer service metrics are satisfied. The approval is effective as of Feb. 2, 2005 and a copy of the AIP is attached as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits

          (c)  Exhibits

                     Exhibit 99.1 2005 Annual Incentive Plan for American
















                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        American Airlines, Inc.



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  February 4, 2005





















                          EXHIBIT INDEX


Exhibit        Description

99.1      2005 Annual Incentive Plan for American



































                                        Exhibit 99.1


                   2005 ANNUAL INCENTIVE PLAN



Background

As part of the restructuring process that took place in April 2003, three new broad-based variable compensation plans were created: the Broad Based Employee Stock Option Plan, a new Profit Sharing Plan and the Annual Incentive Plan (the "Plan" or "AIP").

The framework for the Plan was developed during the restructuring, but the specific plan metrics were left to the discretion of the AMR Board of Directors (sometimes referred to as the "Board").

The Board has determined that for 2005 there will be two components to the Plan - customer service and financial. While related, the two components will be treated separately. The financial component will provide an award if the company meets annual financial goals. The customer service component will provide an award if the company meets customer satisfaction and dependability goals, regardless of its financial performance. Providing the opportunity for a customer service payout without meeting financial hurdles recognizes that the company's performance in the two areas most important to our customers - dependability and customer satisfaction - will contribute to improved profitability.

These broad-based compensation plans have been designed to allow all employees throughout the American Airlines team to share in the company's success. The Plan provides the opportunity to share immediately in that success by taking concrete steps in each employee's everyday work that will move the company towards profitability.

With input from our employees, the unions and the Board, these broad-based variable compensation programs will continue to evolve. Today, they form the building blocks necessary to ensure that everyone is able to share in the company's success.




















Definitions

Capitalized terms not otherwise defined in the Plan will have the meanings set forth in the 2003 Employee Stock Incentive Plan (the
"2003 Stock Plan").

"AMR" is defined as AMR Corporation.

"Affiliate" is defined as a subsidiary of AMR or any entity that is designated by the Committee as a participating employer under the Plan, provided that AMR directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity.

"American" is defined as AMR less AMR subsidiaries other than American Airlines, Inc. and its subsidiaries.

"American's Pre-Tax Earnings Margin" is a percentage and is defined as American's earnings, relative to its revenues, before any applicable income tax expense and is exclusive of any profit sharing payments, payments under the Plan and any special, extraordinary or one-time items as may be determined by the Committee in its discretion, after consultation with AMR's independent auditors.

"Committee" is defined as the Compensation Committee of the AMR
Board of Directors.

"Competitor" is defined as one of AirTran Airways, American Trans
Air (ATA), America West Airlines, Alaska Airlines, Continental
Airlines, Delta Air Lines, JetBlue Airways, Northwest Airlines,
Southwest Airlines, United Air Lines and US Airways.

"DOT Rank" is defined as American's relative rank with respect to the Competitors in the category of "arrivals+14 (A+14)" as determined by the U.S. Department of Transportation (DOT). This monthly ranking is based on DOT's aggregated A+14 data for the period January 1, 2005 through December 31, 2005, inclusive. To the extent that at any point during the year a Competitor ceases to report A+14 data, it will be excluded from the calculation for the month in which it ceases to report A+14 data, and for future months, until it begins to report A+14 data for a full month.

"Eligible Earnings" is defined by the nature of the work group. For employees who are represented by a union, the definition of Eligible Earnings will be the definition contained in the Letter of Agreement between the union and the company. For employees who are not represented by a union the definition of Eligible Earnings will be identical to the term "Qualified Earnings" under the 2003 American Airlines Employee Profit Sharing Plan.

"Fund" is defined as the fund, if any, accumulated in accordance with this Plan.










"Letters of Agreement" is defined as the agreements reached with the Allied Pilots Association, Association of Professional Flight Attendants and the Transport Workers Union during the April 2003 restructuring process that define the framework of the Plan.

"Measure" is defined, as appropriate, as American's Pre-Tax
Earnings Margin, DOT Rank or Survey America Rank.

"Named Executive Officers" is defined as the officers of American who are named in the AMR proxy statement that reports income for the year in which awards under the Plan are earned.

"Other Cash Compensation Programs" is defined as cash payments to management employees that are not predicated upon the criteria and thresholds contained in the Plan. Per discussions and as specified in the Letters of Agreement, this term does not include salary, stock-based compensation, severance, retirement benefits or deferred payments of base compensation, or eligible cash bonuses from prior years.

"Profit Sharing Plan" is defined as the 2005 Profit Sharing Plan for Employees.

"Survey America Rank" is defined as American's relative rank with respect to its Competitors in the category of "Overall Travel Experience", using a blended ranking of first class and coach cabin, as reported in Plog Inc.'s Survey America. The Survey America ranking is based on monthly data for American and the Competitors for the period January 1, 2005 through December 31, 2005, inclusive. To the extent that at any point during such year a Competitor ceases to participate, it will be excluded from the calculation for the month in which it ceased to participate, and for future months, until it begins to participate again for a full month period.

"Target Award" is defined as the award (stated as a percentage of Eligible Earnings) for an eligible participant when target level is achieved on the financial measure. The Target Award is determined by the employee's job level.

















Plan Measures

As outlined earlier, the Plan is comprised of two components:
customer service and financial.

Customer Service Component

The customer service component of the Plan will include two performance metrics - customer satisfaction and dependability.
The Plan will reward employees if American achieves at least one of the two metrics.

The  customer  satisfaction metric will be  based  on  American's
Survey America Rank. The dependability metric will be based on American's DOT Rank.

Monthly awards will be based on the higher of the monthly rankings for DOT Rank or for Survey America Rank, as per the payout schedule below. These award levels are the same for all employees regardless of full-time or part-time status or job level.

                                    Payout
                                  Per Person
               Monthly Rank       Per Month
                   First             $100
               Second - Third        $ 50
               Fourth - Sixth        $ 25

If both metrics are achieved in any single month, the awards will
not  be  additive.   Awards will be based solely  on  the  higher
ranking of the two metrics.

Awards under the customer service component will be paid regardless of performance under the financial component. The awards under the customer service component will be paid, net of applicable taxes, as soon as feasible after the end of a quarter.


For example:


                    Monthly Ranking

         Survey      Higher Rank
        America  DOT  Achieved      Payout
January    2      7       2     2nd place = $ 50
February   4      5       4     4th place = $ 25
March      3      1       1     1st place = $100
                         Quarterly Payout   $175














Financial Component

The financial component of the Plan will be based upon American's
Pre-Tax Earnings Margin for the full-year 2005.  The measure has a threshold (performance below this level earns no award), a target and a maximum as reflected below:
                               American's Pre-Tax
                                Earnings Margin
               Threshold              5%
               Target                10%
               Maximum               15%

For non-management, support staff and management levels 1-4, awards under the financial component, in combination with the customer service awards, will provide total annual Plan payouts ranging from 2.5% of Eligible Earnings at threshold, 5% of Eligible Earnings at target and 10% of Eligible Earnings at Maximum. Award levels have a linear progression as American's Pre-Tax Earnings Margin increases between the threshold and target levels, and between the target and maximum levels.


              American's Pre-Tax     Award as a % of
               Earnings Margin      Eligible Earnings
Threshold             5%                  2.5%
Target               10%                  5.0%
Maximum              15%                 10.0%

For management Levels 5 and above, none of whom participate in the Profit Sharing Plan, the Plan is the successor to the traditional Incentive Compensation Plan. As in the past, the awards for employees at Level 5 and above will be determined by the senior management of AMR or, in certain instances, by the Board; will vary by level; and will be based on an assessment of individual performance.





























If the company does not achieve the threshold level of American's Pre-Tax Earnings Margin, there will be no financial performance payout. However, a participant retains any awards earned in 2005 for customer service performance. When the threshold level of American's Pre-Tax Earnings Margin is met, participants may be entitled to a payment under the Plan (refer to the example below). In this case, any customer service awards earned during 2005 act as a "deposit" against the amount to be awarded pursuant
to the financial component.   The amount of the financial
performance payout a participant receives will be the difference, if any, between what is earned under the financial performance formula and what has already been earned through the customer service awards.

For example (an individual employee's sample annual payout):

Customer Service
1 month ~ 1st Place          1 x $100 = $100
3 months ~ 2nd - 3rd Place   3 x $50  = $150
8 months ~ 4th - 6th Place   8 x $25  = $200
   Customer Service Payout              $450

Financial ~ achieve 5% American's pre-tax earnings threshold and have $40,000 in Eligible Earnings
2.5% x $40,000 =                      $1,000
less Customer Service payout           ($450)
   Financial Payout                     $550

Total Annual payout is $1,000  ($450 + $550), or 2.5% of Eligible
Earnings.

The AIP Letters of Agreement provide that Other Cash Compensation Programs for management employees may be no more than 20% of the maximum possible award that was or could have been earned by the individual management employee under the Plan formula (the "20% Limitation").

The Board has established a program that, based on an individual's performance, anticipates payouts to Level 5 and above management employees up to the 20% Limitation. (Level 5 and above employees are not eligible for the Profit Sharing Plan) This program is designed to commence payments at $500 million in American's pre-tax earnings, the same financial threshold as exists in the Profit Sharing Plan. This is consistent with the company's past practice of restricting payouts under any management incentive compensation program until payouts occur under the corresponding employee Profit Sharing Plan. Payouts under this program will cease when the financial threshold under the Plan (a 5% Pre-Tax Earnings Margin for American) is achieved.
















Although the Board has determined that a program to use the flexibility provided for in the Letters of Agreement will not commence until reaching a threshold of $500 million in American's pre-tax earnings and will be discontinued when the financial threshold of the Plan is achieved, the company also retains the ability to make a payment to an individual under the 20% Limitation as provided for in the Letters of Agreement.

The Letters of Agreement and related discussions specify that for purposes of the 20% Limitation, Other Cash Compensation Programs does not include salary, stock-based compensation, severance, retirement benefits or deferred payments of base compensation, or eligible cash bonuses from prior years.


Eligibility for Participation

Customer Service Component:

To earn an award under the customer service component of the Plan, an individual must have been employed as a regular full-time or part-time employee at American, in a participating workgroup (employees in the United States, Puerto Rico and the U.S. Virgin Islands) and must have an adjusted seniority date prior to the first day in the applicable month during 2005.

The Committee, at its discretion, may permit participation by employees of Affiliates who have been so employed by the Affiliate since the first day in the applicable month, if they become employed by American during the applicable month during 2005.

In addition to the terms listed above, in order for full-time and part-time employees to earn a payout under the customer service measure, an individual cannot be on any type of leave during the applicable month, except approved FMLA, injury on duty, military, overage or time-card leave, as provided for under the company's policies, collective bargaining agreement or state law as applicable.

Moreover, an individual will not be eligible to earn a customer service award if such individual is, at the same time, eligible to participate in:

     i) any incentive compensation, profit sharing, commission or other bonus plan sponsored by an Affiliate of American
     ii) any commission or bonus plan, with the exception of American's Profit Sharing Plan or provisions of the Annual Incentive Plan, sponsored by American, any division of American or any Affiliate of American










In order to earn a customer service award under the Plan, an individual must satisfy the aforementioned eligibility requirements and must be an employee of American or an Affiliate at the time an award under the Plan is paid. If at the time awards are paid under the Plan, an individual has retired from American or an Affiliate, has been laid off, is on leave of absence with reinstatement rights, is disabled, or has died, the award which the individual otherwise would have received under the Plan but for such retirement, lay-off, leave, disability, or death will be paid (on a pro rata basis) to the individual, or his/her estate in the event of death.

The percentage of the payout that an individual receives for any given month will be determined based upon the percentage of his/her schedule that the individual fulfills in that month. For Plan purposes, an individual will be considered to have fulfilled his/her schedule if he/she actually works at least 50% of his/her scheduled time (50% of monthly guarantee hours for flight crew) or takes a scheduled vacation or time-card leave, which, together with his/her actual work time, amounts to at least 50% of his/her scheduled time for the month. If an individual does not fulfill his scheduled time due to one of the aforementioned leaves, his award will be pro rated based on actual hours worked in that month (vis-a-vis hours scheduled in that month); otherwise, no payment will be made.


Financial Component

To earn an award under the financial component of the Plan, an individual must have been employed as a regular full-time or part-time employee at American, in a participating workgroup
(employees in the United States, Puerto Rico and the U.S. Virgin Islands) during 2005 to be eligible to participate in the Plan.

The Committee, at its discretion, may permit participation by employees of Affiliates who have been so employed by the Affiliate during the Plan year, if they become employed by American during the Plan year. In such instances, only eligible earnings at American will be included in the payout calculation.

Notwithstanding the forgoing, however, an individual will not be eligible to participate in the Plan if such individual is, at the same time, eligible to participate in:

     i) any incentive compensation, profit sharing, commission or other bonus plan sponsored by an Affiliate of American
     ii) any commission or bonus plan, with the exception of American's Employee Profit Sharing Plan or provisions of the Annual Incentive Plan, sponsored by American, any division of American or any Affiliate of American


















In order to earn an award under the financial component of the Plan, an individual must satisfy the aforementioned eligibility requirements and must be an employee of American or an Affiliate at the time such financial award under the Plan is paid. If at the time such awards are paid under the Plan, an individual has retired from American or an Affiliate, has been laid off, is on leave of absence with reinstatement rights, is disabled, or has died, the award which the individual otherwise would have received under the Plan but for such retirement, lay-off, leave, disability, or death may be paid (on a pro rata basis) to the individual, or his/her estate in the event of death, at the discretion of the Committee.


Allocation of Individual Awards

The Committee, in consultation with the Chairman, President and CEO of American, will approve awards for officers of American, including the Named Executive Officers. The award for an officer will be equal to an amount calculated in accordance with this Plan, as adjusted for individual performance. Provided, however, that the sum of all awards made to officers may not exceed the sum of officer awards as calculated in accordance with this Plan. Awards for the Named Executive Officers will be equal to the award earned under the financial component of the Plan. An award under the Plan to an officer may not exceed the amount set forth in Section 11 of the 1998 Long Term Incentive Plan, as amended.

The Chairman, President and CEO of American, in consultation with the executive and senior vice presidents of American, will approve awards for non-officer eligible employees (Level 5 and above). An award for a non-officer will be equal to an amount calculated in accordance with this Plan, as adjusted for individual performance. Provided, however, that the sum of all awards made to non-officers may not exceed the sum of non-officer awards calculated in accordance with this Plan.

Administration

The Committee shall have authority to administer and interpret the Plan, establish administrative rules, approve eligible participants, and take any other action necessary for the proper and efficient operation of the Plan, consistent with the Letters of Agreement reached with each of the unions. The amount, if any, of the Fund shall be audited by the General Auditor of American based on a certification of American's Pre-Tax Earnings Margin by AMR's independent auditors. For the Financial Measure, a summary of awards under the Plan shall be provided to the Committee at the first regular meeting following determination of the awards. To the extent a Measure is no longer compiled by the DOT or Survey America as applicable, during a Plan year, the Committee will substitute a comparable performance measure for the remainder of the Plan year.


















Method of Payment

The Committee will determine the method of payment of awards.
The financial awards shall be paid as soon as practicable after audited financial statements for the year 2005 are available, but no later than March 15, 2006. The customer service measure is paid independently of the financial measure. The customer service award will be paid quarterly as soon as practicable after the DOT Rank and Survey America Rank are available and employee eligibility is established.


General

Neither this Plan nor any action taken hereunder shall be construed as giving any employee or participant the right to be retained in the employ of American or an Affiliate.

Nothing in the Plan shall be deemed to give any employee any right, contractually or otherwise, to participate in the Plan or in any benefits hereunder, other than the right to receive payment of such incentive compensation as may have been expressly awarded by the Committee.

In consideration of the employee's privilege to participate in the Plan, the employee agrees (i) not to disclose any trade secrets of, or other confidential/restricted information of, American or its Affiliates to any unauthorized party and (ii) not to make any unauthorized use of such trade secrets or confidential or restricted information during his or her employment with American or its Affiliates or after such employment is terminated, and (iii) not to solicit any then current employees of American or any other subsidiaries of AMR to join the employee at his or her new place of employment after his or her employment with American or its Affiliates is terminated.